Cash and balances with the Central Bank	12 Months Ended
Dec. 31, 2020
Cash and balances with the Central Bank
Cash and balances with the Central Bank

6.   Cash and balances with the Central Bank

The breakdown by type of balances of Cash and balances with the Central Bank is as follows:

	12/31/2019	12/31/2020

Cash	25,793	24,791
Central Bank compulsory deposits	28,094	23,978
Deposits in the Central Bank	11,292	22,264
Accrued interest	28	20
	65,207	71,053

Central Bank compulsory deposits relate to a minimum balance financial institutions are required to maintain with the Central Bank based on a percentage of deposits received from third parties.

As of December 31, 2020, the Bank recognized an special deposit in the Central Bank for an amount of $7,700 million pesos, based on Circular 9/2019 issued by the Mexican Central Bank on June 13, 2019. This Circular 9/2019 allows credit institutions that have Bonos de Regulación Monetaria Reportables (BREMS R) to use these financial instruments to guarantee overdrafts in their account in order to promote the healthy development of the Mexican financial system.

On April 1, 2020, the Mexican Central Bank in order to promote the healthy development of the financial system as a consequence of COVID-19 pandemic considers convenient to reduce the total amount of compulsory deposits through which it regulates the excess liquidity in the money market, so that banks may have additional resources to strengthen the continuity of their active operations, while maintaining an adequate implementation of monetary policy.

Note 45.a includes a breakdown of the remaining maturity of Cash and balances with the Central Bank. The compulsory deposits required by the Central Bank have an indefinite term. Additionally, Note 45.d includes the fair value amounts of these assets.